              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [   X   ]
Filed by a Party other than the Registrant  [       ]

Check the appropriate box:

[        ]        Preliminary Proxy Statement
[        ]        Preliminary Additional Materials
[        ]        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2) )
[   X    ]        Definitive Proxy Statement
[        ]        Definitive Additional Materials
[        ]        Soliciting Material Pursuant to Section 240.149-11 ( c) or Section 240.14

                  Morgan Stanley High Income Advantage Trust III
                  Morgan Stanley Municipal Income Opportunities Trust II
                  Morgan Stanley Insured Municipal Securities
                  Morgan Stanley Insured California Municipal Securities
                  ----------------------------------------
                  (Name of Registrant as Specified in its Charter)

                  LouAnne D. McInnis
--------------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement)

         Payment of Filing Fee (check the appropriate box):

[   X    ]        No fee required.
[        ]        Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

1)       Title of each class of securities to which transaction applies:

2)       Aggregate number of securities to which transaction applies:

3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


         Set forth the amount on which the filing fee is calculated and state how it was determined.

4)       Proposed maximum aggregate value of transaction:

5)       Fee previously paid:

[        ]        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)
                  and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount Previously paid:

2)       Form, Schedule or Registration Statement No.:

3)       Filing Party:

4)       Date Filed:





14A joint 6.02 number 1

                MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III
            MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II
                  MORGAN STANLEY INSURED MUNICIPAL SECURITIES
             MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                            TO BE HELD JUNE 19, 2002

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III, MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II, MORGAN STANLEY INSURED MUNICIPAL SECURITIES and MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES (individually, a "Fund" and, collectively, the "Funds"), unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts, will be held jointly in the Conference Room, 2nd Floor, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311, on June 19, 2002 at 9:00 a.m., New York City time, for the following purposes:

     1. For MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III, MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II, MORGAN STANLEY INSURED MUNICIPAL SECURITIES and MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES, to elect three (3) Trustees to serve until the year 2005 Annual Meeting of each Fund; or in each case, until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     Shareholders of record of each Fund as of the close of business on April 25, 2002 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.


                                  BARRY FINK
                                   Secretary


May 8, 2002
New York, New York


--------------------------------------------------------------------------------
                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III
            MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II
                  MORGAN STANLEY INSURED MUNICIPAL SECURITIES
            MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311


                             --------------------

                             JOINT PROXY STATEMENT

                             --------------------

                        ANNUAL MEETINGS OF SHAREHOLDERS

                                 JUNE 19, 2002


     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Board(s)") of MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III ("YLH"), MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II ("OIB"), MORGAN STANLEY INSURED MUNICIPAL SECURITIES ("IMS") and MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES ("ICS") (individually, a "Fund" and, collectively, the "Funds") for use at the Annual Meetings of Shareholders of the Funds to be held jointly on June 19, 2002 (the "Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy Statement is expected to be made on or about May 9, 2002.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares ("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee to be elected by shareholders with respect to each Fund set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings. Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record ("Shareholders") of each Fund as of the close of business on April 25, 2002, the record date for the determination of Shareholders entitled to notice of and to vote at the Meetings (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On the Record Date, there were 12,826,206 shares of beneficial interest of YLH, 18,225,147 shares of beneficial interest of OIB, 7,858,992 shares of beneficial interest of IMS and 3,943,325 shares of beneficial interest of ICS outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Funds, or officers and regular employees of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the "Investment Manager"), Morgan Stanley Trust ("Morgan Stanley Trust" or the "Transfer Agent"), Morgan Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Fund may employ Alamo Direct Mail Services Inc. ("Alamo") as proxy solicitor, the cost of which is not expected to exceed $3,000 for each Fund and will be borne by each respective Fund. In the event it appears that the required number of votes to achieve quorum is not received, each Fund may utilize D.F. King & Co., Inc. ("D.F. King") to obtain the necessary votes to achieve quorum at a cost of approximately $3,000 to each Fund plus expenses as outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. Shareholders will need the "control number" that appears on the proxy card.

     In certain instances, D.F. King, Alamo and Morgan Stanley Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon shareholder request, which would be borne by each Fund. With respect to telephone calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact.


                     (1) ELECTION OF TRUSTEES FOR EACH FUND

     The number of Trustees of each Fund has been fixed by the Trustees, pursuant to each Fund's Declaration of Trust, at nine. There are presently nine Trustees for each Fund. At the Meetings, the following nominees are to be elected to each Fund's Board of Trustees to serve for the following terms, in accordance with each Fund's Declaration of Trust, as set forth below:



YLH, OIB --                            IMS, ICS --
Until the year 2005 Annual Meeting     Until the year 2005 Annual Meeting
------------------------------------   -----------------------------------
Edwin J. Garn                          Michael Bozic
Michael E. Nugent                      Charles A. Fiumefreddo
Philip J. Purcell                      James F. Higgins

     Six of the current nine Trustees (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The other three current Trustees, Charles A. Fiumefreddo, James F. Higgins and Philip J. Purcell, are "interested persons" (as that term is defined in the 1940 Act) of the Funds and Morgan Stanley Investment Advisors and thus, are not Independent Trustees (the "Interested Trustees"). The nominees for election as Trustee have been proposed by the Trustees now serving, or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the members of the Boards have been elected previously by the Shareholders of the Funds.

     The nominees of the Board for election as Trustee of each Fund are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for YLH and OIB--Edwin J. Garn, Michael E. Nugent and Philip J. Purcell; for IMS and ICS-- Michael Bozic, Charles A. Fiumefreddo and James F. Higgins. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person as the Boards may recommend or, in the case of an Independent Trustee nominee, as the Independent Trustees of each Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Declaration of Trust of each Fund, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of each Fund previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien, Johnson and Schroeder; and Class III--Messrs. Garn, Nugent and Purcell. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. In accordance with the above, the Trustees in Class III for YLH and OIB and the Trustees in Class I for IMS and ICS are standing for election and will, if elected, serve until the year 2005 Annual Meetings for each Fund as set forth above, or until their successors shall have been elected and qualified. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years.

     The table below sets forth the following information regarding the nominees for election as Trustee, and each of the other Trustees, (both the Independent Trustees and the Interested Trustees), as well as the executive officers of the Funds: business occupations during the last five years, age, term of office and length of time served as of April 25, 2002, positions with the Funds, number of portfolios in the Fund Complex (defined below) overseen by each Trustee or nominee Trustee, and other directorships or trusteeships held by each Trustee in companies which file periodic reports with the Securities and Exchange Commission, including the 95 investment companies, including the Funds, for which Morgan Stanley Investment Advisors serves as investment manager or investment advisor (referred to herein as the "Morgan Stanley Funds") and the 2 investment companies, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003, for which Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan Stanley Services, serves as manager and TCW Investment Management Company serves as investment adviser (referred to herein as the "TCW/DW Term Trusts").

INDEPENDENT TRUSTEES




                              POSITION(S)     LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH         TIME
     INDEPENDENT TRUSTEE         FUNDS         SERVED*
---------------------------- ------------- ---------------
Michael Bozic (61)           Trustee       Trustee since
c/o Mayer, Brown, Rowe &                   April 1994
Maw
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)           Trustee       Trustee since
c/o Summit Ventures LLC                    January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)         Trustee       Trustee since
c/o Mayer, Brown, Rowe &                   September
Maw                                        1997
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Dr. Manuel H. Johnson (53)   Trustee       Trustee since
c/o Johnson Smick                          July 1991
International, Inc.
1133 Connecticut Avenue,
N.W.
Washington, D.C.



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                                                                         COMPLEX
  NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN      OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS                BY TRUSTEE            BY TRUSTEE
---------------------------- --------------------------------------- -------------- ---------------------------
Michael Bozic (61)           Retired; Director or Trustee of the           129      Director of Weirton Steel
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and the                           Corporation.
Maw                          TCW/DW Term Trusts; formerly Vice
Counsel to the Independent   Chairman of Kmart Corporation
Trustees                     (December 1998-October 2000),
1675 Broadway                Chairman and Chief Executive Officer
New York, NY                 of Levitz Furniture Corporation
                             (November 1995-November 1998) and
                             President and Chief Executive Officer
                             of Hills Department Stores (May
                             1991-July 1995); formerly variously
                             Chairman, Chief Executive Officer,
                             President and Chief Operating Officer
                             (1987-1991) of the Sears Merchandise
                             Group of Sears, Roebuck & Co.

Edwin J. Garn (69)           Director or Trustee of the Morgan             129      Director of Franklin
c/o Summit Ventures LLC      Stanley Funds and the TCW/DW                           Covey (time management
1 Utah Center                Term Trusts; formerly United States                    systems), BMW Bank of
201 S. Main Street           Senator (R-Utah)(1974-1992) and                        North America, Inc.
Salt Lake City, UT           Chairman, Senate Banking Committee                     (industrial loan
                             (1980-1986); formerly Mayor of Salt                    corporation), United
                             Lake City, Utah (1971-1974); formerly                  Space Alliance (joint
                             Astronaut, Space Shuttle Discovery                     venture between Lockheed
                             (April 12-19, 1985); Vice Chairman,                    Martin and the Boeing
                             Huntsman Corporation (chemical                         Company) and Nuskin
                             company); member of the Utah                           Asia Pacific (multilevel
                             Regional Advisory Board of Pacific                     marketing); member of the
                             Corp.                                                  board of various civic and
                                                                                    charitable organizations.

Wayne E. Hedien (68)         Retired; Director or Trustee of the           129      Director of The PMI
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and the                           Group Inc. (private
Maw                          TCW/DW Term Trusts; formerly                           mortgage insurance);
Counsel to the Independent   associated with the Allstate                           Trustee and Vice
Trustees                     Companies (1966-1994), most recently                   Chairman of The Field
1675 Broadway                as Chairman of The Allstate                            Museum of Natural
New York, NY                 Corporation (March 1993-December                       History; director of
                             1994) and Chairman and Chief                           various other business and
                             Executive Officer of its wholly-owned                  charitable organizations.
                             subsidiary, Allstate Insurance
                             Company (July 1989-December 1994).

Dr. Manuel H. Johnson (53)   Chairman of the Audit Committee               129      Director of NVR, Inc.
c/o Johnson Smick            and Director or Trustee of the                         (home construction);
International, Inc.          Morgan Stanley Funds and the                                 Chairman and Trustee of
1133 Connecticut Avenue,     TCW/DW Term Trusts; Senior                             the Financial Accounting
N.W.                         Partner, Johnson Smick International,                  Foundation (oversight
Washington, D.C.             Inc., a consulting firm; Co-Chairman                   organization of the
                             and a founder of the Group of Seven                    Financial Accounting
                             Council (G7C), an international                        Standards Board).
                             economic commission; formerly Vice
                             Chairman of the Board of Governors
                             of the Federal Reserve System and
                             Assistant Secretary of the U.S.
                             Treasury.

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                              POSITION(S)     LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH         TIME
     INDEPENDENT TRUSTEE         FUNDS         SERVED*
---------------------------- ------------- ---------------
Michael E. Nugent (65)       Trustee       Trustee since
c/o Triumph Capital, L.P.                  July 1991
237 Park Avenue
New York, NY


John L. Schroeder (71)       Trustee       Trustee since
c/o Mayer, Brown, Rowe &                   April 1994
Maw
Counsel to the Independent
Trustees
1675 Broadway
New York, NY



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                                                                         COMPLEX
  NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS                BY TRUSTEE           BY TRUSTEE
---------------------------- --------------------------------------- -------------- -------------------------
Michael E. Nugent (65)       Chairman of the Insurance Committee           207      Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the                         business organizations.
237 Park Avenue              Morgan Stanley Funds and the
New York, NY                 TCW/DW Term Trusts;
                             director/trustee of various investment
                             companies managed by Morgan
                             Stanley Investment Management Inc.
                             and Morgan Stanley Investments LP
                             (since July 2001); General Partner,
                             Triumph Capital, L.P., a private
                             investment partnership; formerly Vice
                             President, Bankers Trust Company
                             and BT Capital Corporation
                             (1984-1988).

John L. Schroeder (71)       Retired; Chairman of the Derivatives          129      Director of Citizens
c/o Mayer, Brown, Rowe &     Committee and Director or Trustee of                   Communications Company
Maw                          the Morgan Stanley Funds and the                       (telecommunications
Counsel to the Independent   TCW/DW Term Trusts; formerly                           company).
Trustees                     Executive Vice President and Chief
1675 Broadway                Investment Officer of the Home
New York, NY                 Insurance Company (August
                             1991-September 1995).

INTERESTED TRUSTEES

                                POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH         TIME
      MANAGEMENT TRUSTEE           FUNDS         SERVED*
------------------------------ ------------- ---------------
Charles A. Fiumefreddo (68)    Chairman,     Trustee since
c/o Morgan Stanley Trust       Director or   July 1991
Harborside Financial Center,   Trustee
Plaza Two,                     and Chief
Jersey City, NJ                Executive
                              Officer


James F. Higgins (54)          Trustee       Trustee since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ



                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                             FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                     PAST 5 YEARS                 BY TRUSTEE           BY TRUSTEE
------------------------------ ---------------------------------------- -------------- -------------------------
Charles A. Fiumefreddo (68)    Chairman, Director or Trustee and             129       None
c/o Morgan Stanley Trust       Chief Executive Officer of the
Harborside Financial Center,   Morgan Stanley Funds and the
Plaza Two,                     TCW/DW Term Trusts; formerly
Jersey City, NJ                Chairman, Chief Executive Officer
                               and Director of the Investment
                               Manager, the Distributor and Morgan
                               Stanley Services, Executive Vice
                               President and Director of Morgan
                               Stanley DW, Chairman and Director
                               of the Transfer Agent and Director
                               and/or officer of various Morgan
                               Stanley subsidiaries (until June 1998).

James F. Higgins (54)          Director or Trustee of the Morgan             129       None
c/o Morgan Stanley Trust       Stanley Funds and the TCW/DW
Harborside Financial Center,   Term Trusts (since June 2000); Senior
Plaza Two,                     Advisor of Morgan Stanley (since
Jersey City, NJ                August 2000); Director of the
                               Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private
                               Client Group of Morgan Stanley (May
                               1999-August 2000), President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                            POSITION(S)     LENGTH OF
 NAME, AGE AND ADDRESS OF    HELD WITH         TIME
    MANAGEMENT TRUSTEE         FUNDS         SERVED*
-------------------------- ------------- ---------------
Philip J. Purcell (58)     Trustee       Trustee since
1585 Broadway                            April 1994
New York, NY



                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
                                                                       FUND
                                                                      COMPLEX
 NAME, AGE AND ADDRESS OF      PRINCIPAL OCCUPATION(S) DURING        OVERSEEN     OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE                  PAST 5 YEARS                BY TRUSTEE           BY TRUSTEE
-------------------------- -------------------------------------- -------------- -------------------------
Philip J. Purcell (58)     Director or Trustee of the Morgan             129     Director of American
1585 Broadway              Stanley Funds and the TCW/DW                          Airlines, Inc. and its
New York, NY               Term Trusts; Chairman of the Board                    parent company, AMR
                           of Directors and Chief Executive                      Corporation.
                           Officer of Morgan Stanley and
                           Morgan Stanley DW; Director of the
                           Distributor; Chairman of the Board of
                           Directors and Chief Executive Officer
                           of Novus Credit Services Inc.;
                           Director and/or officer of various
                           Morgan Stanley subsidiaries.

OFFICERS OF THE FUNDS

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH              LENGTH OF
      EXECUTIVE OFFICER              FUNDS               TIME SERVED
----------------------------- ------------------- ------------------------
Mitchell M. Merin (48)        President           President since May
1221 Avenue of the Americas                       1999
New York, NY

Barry Fink (47)               Vice President,     Vice President,
1221 Avenue of the Americas   Secretary and       Secretary and General
New York, NY                  General Counsel     Counsel since
                                                  February 1997

James F. Willison (58)        Vice President of   Since Inception of the
1221 Avenue of the Americas   OIB, IMS and ICS    Fund
New York, NY

Joseph R. Arcieri (53)        Vice President of   Since January 2002
1221 Avenue of the Americas   IMS and ICS
New York, NY

Robert W. Wimmel (37)         Vice President of   Since January 2002
1 Parkview Plaza              IMS
Oakbrook Terrace, IL

John R. Reynoldson (49)       Vice President of   Since January 2002
1 Parkview Plaza              ICS
Oakbrook Terrace, IL

Stephen F. Esser (37)         Vice President of   Since January 2001
One Tower Bridge              YLH
West Conshohocken, PA

Gordon W. Loery (41)          Vice President of   Since January 2001
One Tower Bridge              YLH
West Conshohocken, PA



   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- --------------------------------------------------------------
Mitchell M. Merin (48)        President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas   Investment Management (since December 1998); President,
New York, NY                  Director (since April 1997) and Chief Executive Officer
                              (since June 1998) of the Investment Manager and Morgan
                              Stanley Services; Chairman, Chief Executive Officer and
                              Director of the Distributor (since June 1998); Chairman and
                              Chief Executive Officer (since June 1998) and Director (since
                              January 1998) of the Transfer Agent; Director of various
                              Morgan Stanley subsidiaries; President of the Morgan Stanley
                              Funds and TCW/DW Term Trusts (since May 1999); Trustee
                              of various Van Kampen investment companies (since
                              December 1999); previously Chief Strategic Officer of the
                              Investment Manager and Morgan Stanley Services and
                              Executive Vice President of the Distributor (April 1997-June
                              1998), Vice President of the Morgan Stanley Funds (May
                              1997-April 1999), and Executive Vice President of Morgan
                              Stanley.

Barry Fink (47)               General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas   (since December 2000) of Morgan Stanley Investment
New York, NY                  Management; Managing Director (since December 2000), and
                              Secretary and General Counsel (since February 1997) and
                              Director (since July 1998) of the Investment Manager and
                              Morgan Stanley Services; Assistant Secretary of Morgan
                              Stanley DW; Vice President, Secretary and General Counsel
                              of the Morgan Stanley Funds and TCW/DW Term Trusts
                              (since February 1997); Vice President and Secretary of the
                              Distributor; previously, Senior Vice President, Assistant
                              Secretary and Assistant General Counsel of the Investment
                              Manager and Morgan Stanley Services.

James F. Willison (58)        Managing Director and Portfolio Manager of the Investment
1221 Avenue of the Americas   Manager and/or its investment management affiliates for over
New York, NY                  5 years.

Joseph R. Arcieri (53)        Executive Director and Portfolio Manager of the Investment
1221 Avenue of the Americas   Manager and/or its investment management affiliates for over
New York, NY                  5 years.

Robert W. Wimmel (37)         Vice President and Portfolio Manager of the Investment
1 Parkview Plaza              Manager and/or its investment management affiliates for over
Oakbrook Terrace, IL          5 years.

John R. Reynoldson (49)       Executive Director and Portfolio Manager of the Investment
1 Parkview Plaza              Manager and/or its investment management affiliates for over
Oakbrook Terrace, IL          5 years.

Stephen F. Esser (37)         Managing Director and Portfolio Manager of the Investment
One Tower Bridge              Manager and its investment management affiliates for over 5
West Conshohocken, PA         years.

Gordon W. Loery (41)          Executive Director and Portfolio Manager of the Investment
One Tower Bridge              Manager and its investment management affiliates for over 5
West Conshohocken, PA         years.

----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                                   POSITION(S)
   NAME, AGE AND ADDRESS OF         HELD WITH             LENGTH OF
       EXECUTIVE OFFICER              FUNDS              TIME SERVED
------------------------------ ------------------- -----------------------
Deanna L. Loughnane (35)       Vice President of   Since January 2001
One Tower Bridge               YLH
West Conshohocken, PA

Julie Morrone (39)             Vice President of   Since July 1999
1221 Avenue of the Americas    OIB
New York, NY

Wayne Godlin (41)              Vice President of   Since October 2001
1 Parkview Plaza               OIB
Oakbrook Terrace, IL

Thomas F. Caloia (56)          Treasurer           Treasurer of the Fund
c/o Morgan Stanley Trust                           Complex since April,
Harborside Financial Center,                       1989
Plaza Two,
Jersey City, NJ


   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ -------------------------------------------------------------
Deanna L. Loughnane (35)       Executive Director and Portfolio Manager of the Investment
One Tower Bridge               Manager and its investment management affiliates since 1997;
West Conshohocken, PA          previously Vice President and Corporate Bond Analyst for
                               Putnam Investments (1993-1997).

Julie Morrone (39)             Vice President and Portfolio Manager of the Investment
1221 Avenue of the Americas    Manager for over 5 years.
New York, NY

Wayne Godlin (41)              Executive Director and Portfolio Manager of the Investment
1 Parkview Plaza               Manager and/or its investment management affiliates for over
Oakbrook Terrace, IL           5 years.

Thomas F. Caloia (56)          First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,   Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.





                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ------------------------------------------------ -----------------------------------------------
Michael Bozic                                  none                                        over $100,000
Edwin J. Garn                                  none                                        over $100,000
Wayne E. Hedien                                none                                        over $100,000
Dr. Manuel H. Johnson                          none                                        over $100,000
Michael E. Nugent                              none                                        over $100,000
John L. Schroeder                              none                                        over $100,000
Charles A. Fiumefreddo                         none                                        over $100,000
James F. Higgins                               none                                        over $100,000
Philip J. Purcell                              none                                        over $100,000

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Funds.

     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent are Vice Presidents of the Funds.

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Funds, and Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Funds.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board currently consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds, and are referred to in this section as Trustees. As of the date of this Proxy

Statement, there are a total of 97 Morgan Stanley Funds, comprised of 129 portfolios. As of March 31, 2002, the Morgan Stanley Funds had total net assets of approximately $135 billion and more than six million shareholders.

     Six Trustees (67% of the total number) have no affiliation or business connection with Morgan Stanley Investment Advisors or any of its affiliated persons and do not own stock or other securities issued by Morgan Stanley Investment Advisors' parent company, Morgan Stanley. These are the "disinterested" or "independent" Trustees.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Trustees, serve as members of the Audit Committee. In addition, three of the Trustees, including two Independent Trustees, serve as members of the Derivatives Committee and the Insurance Committee. The Funds do not have any nominating or compensation committees.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of such services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Funds' system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. All of the members of the Audit Committee are independent as defined in the New York Stock Exchange corporate governance standards for audit committees.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Messrs. Schroeder Fiumefreddo and Johnson. Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent Fiumefreddo and Hedien.

     The following chart sets forth the number of meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of each Fund during its most recent fiscal year. No Trustee attended fewer than 75% of the meetings of the Board, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.

      NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR



                           BOARD OF   INDEPENDENT     AUDIT     DERIVATIVES
                 FISCAL    TRUSTEES     TRUSTEES    COMMITTEE    COMMITTEE   INSURANCE
NAME OF FUND    YEAR-END   MEETINGS     MEETINGS     MEETINGS    MEETINGS    COMMITTEE
-------------- ---------- ---------- ------------- ----------- ------------ ----------
YLH .......... 01/31/02       5            9             11          4            1
OIB .......... 02/28/02       4            9             12          3            2
IMS .......... 10/31/01       4            9             11          4            1
ICS .......... 10/31/01       4            9             11          4            1

AUDIT COMMITTEE REPORT

     The Board of Trustees of each Fund has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee charter is attached to this Proxy Statement as Exhibit A.

     The Audit Committee of each Fund has reviewed and discussed the financial statements of each Fund with management as well as with Deloitte & Touche LLP, the independent auditors for each Fund. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche LLP any relevant matters required to be discussed under the Statement on Auditing Standards No. 61. Based on this review, the Audit Committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent auditors their independence.

                                                     The Audit Committee

                                                     Manuel H. Johnson
                                                     (Chairman)
                                                     Michael Bozic
                                                     Edwin J. Garn
                                                     Wayne E. Hedien
                                                     Michael E. Nugent
                                                     John L. Schroeder

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.

SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the Morgan Stanley Fund Complex on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of March 31, 2002, the total value of the investments by the Trustees and/or their spouses in shares of the Morgan Stanley Funds was approximately $57.4 million.

     As of the Record Date for these Meetings, the aggregate number of shares of each Fund owned by the respective Fund's officers and Trustees as a group was less than 1 percent of each Fund's outstanding shares.


COMPENSATION OF INDEPENDENT TRUSTEES

     Each Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or committees of the Board attended by the Trustee (each Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by each Fund. Each Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by Morgan Stanley Investment Advisors or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     As of the date of this Proxy Statement, 52 of the Morgan Stanley Funds, including OIB and IMS represented in this Proxy Statement, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from each Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board. "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. Benefits under the retirement plan are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following tables illustrate the compensation paid to each Fund's Independent Trustees by each Fund represented in this Proxy Statement for its last fiscal year, and the retirement benefits accrued to the

Independent Trustees of OIB and IMS by those Funds for their respective last fiscal years and the estimated retirement benefits for the Independent Trustees of OIB and IMS, to commence upon their retirement, as of the end of those Funds' respective last fiscal year.


MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III (YLH)



NAME OF INDEPENDENT TRUSTEE         AGGREGATE COMPENSATION FROM THE FUND
--------------------------------   -------------------------------------
Michael Bozic ..................                   $1,650
Edwin J. Garn ..................                    1,650
Wayne E. Hedien ................                    1,650
Dr. Manuel H. Johnson ..........                    2,400
Michael E. Nugent ..............                    2,150
John L. Schroeder ..............                    2,150

MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II (OIB)

                                  FUND COMPENSATION AND ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------------------------
                                                                         ESTIMATED
                                                       RETIREMENT         ANNUAL
                                     AGGREGATE          BENEFIT          BENEFITS
                                    COMPENSATION       ACCRUED AS          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES     RETIREMENT(1)
-------------------------------   ---------------   ---------------   --------------
Michael Bozic .................        $1,600            $  395           $  937
Edwin J. Garn .................         1,600               607              944
Wayne E. Hedien ...............         1,600               747              801
Dr. Manuel H. Johnson .........         2,350               396            1,390
Michael E. Nugent .............         2,100               686            1,239
John L. Schroeder .............         2,100             1,205              969

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.


MORGAN STANLEY INSURED MUNICIPAL SECURITIES (IMS)

                                  FUND COMPENSATION AND ESTIMATED RETIREMENT BENEFITS
                                  ---------------------------------------------------
                                                                         ESTIMATED
                                                       RETIREMENT         ANNUAL
                                     AGGREGATE          BENEFIT          BENEFITS
                                    COMPENSATION       ACCRUED AS          UPON
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND     FUND EXPENSES     RETIREMENT(1)
-------------------------------   ---------------   ---------------   --------------
Michael Bozic .................        $1,600            $  468           $  907
Edwin J. Garn .................         1,600             1,049              909
Wayne E. Hedien ...............         1,600               741              771
Dr. Manuel H. Johnson .........         2,350               461            1,360
Michael E. Nugent .............         2,100               943            1,209
John L. Schroeder .............         2,100             1,760              955

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES (ICS)

NAME OF INDEPENDENT TRUSTEE         AGGREGATE COMPENSATION FROM THE FUND
--------------------------------   -------------------------------------
Michael Bozic ..................                   $1,600
Edwin J. Garn ..................                    1,600
Wayne E. Hedien ................                    1,600
Dr. Manuel H. Johnson ..........                    2,350
Michael E. Nugent ..............                    2,100
John L. Schroeder ..............                    2,100

     The following table illustrates the compensation paid to the Independent Trustees of the Funds for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS

                                      TOTAL CASH
                                     COMPENSATION
                                    FOR SERVICES TO
                                   97 MORGAN STANLEY
                                    FUNDS AND OTHER
                                     FUNDS IN THE
NAME OF INDEPENDENT TRUSTEE          FUND COMPLEX
-------------------------------   ------------------
Michael Bozic .................        $150,150
Edwin J. Garn .................         150,150
Wayne E. Hedien ...............         150,100
Dr. Manuel H. Johnson .........         219,900
Michael E. Nugent .............         228,362
John L. Schroeder .............         196,650

     The following table illustrates the retirement benefits accrued to the Independent Trustees of the Funds by the 52 Morgan Stanley Funds (including OIB and IMS represented in this Proxy Statement) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS

                                     ESTIMATED                                                ESTIMATED ANNUAL
                                    CREDIT YEARS       ESTIMATED      RETIREMENT BENEFITS      BENEFITS UPON
                                     OF SERVICE       PERCENTAGE           ACCRUED AS         RETIREMENT FROM
                                   AT RETIREMENT      OF ELIGIBLE         EXPENSES BY           ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)     COMPENSATION      ALL ADOPTING FUNDS         FUNDS(1)
-------------------------------   ---------------   --------------   ---------------------   -----------------
Michael Bozic .................          10              60.44%             $21,395               $48,443
Edwin J. Garn .................          10              60.44               33,443                49,121
Wayne E. Hedien ...............           9              51.37               44,952                41,437
Dr. Manuel H. Johnson .........          10              60.44               22,022                72,014
Michael E. Nugent .............          10              60.44               38,472                64,157
John L. Schroeder .............           8              50.37               68,342                50,640

----------
(1) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in the discussion of the retirement program above.

     THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES NOMINATED FOR ELECTION.


THE INVESTMENT MANAGER OR INVESTMENT ADVISOR

     Morgan Stanley Investment Advisors Inc. currently serves as each Fund's investment manager or investment advisor pursuant to an investment management agreement or investment advisory agreement. Morgan Stanley Investment Advisors maintains its offices at 1221 Avenue of the Americas, New York, New York 10020. Morgan Stanley Investment Advisors, formerly known as Morgan Stanley Dean Witter Advisors Inc., adopted its current name on June 18, 2001. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global securities firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Managing Director, Secretary and General Counsel. The principal occupations of Messrs. Merin, Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

     Morgan Stanley Investment Advisors and its wholly-owned subsidiary, Morgan Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. Morgan Stanley Services, pursuant to an Administration Agreement with OIB, serves as the Administrator of OIB. The address of Morgan Stanley Services is that of Morgan Stanley Investment Advisors set forth above.


                       FEES PAID TO INDEPENDENT AUDITORS

AUDIT FEES PAID BY THE FUNDS

     The fees for professional services rendered by Deloitte & Touche LLP in connection with the annual audit and review of financial statements of YLH, OIB, IMS and ICS for their respective fiscal years were $25,000, $26,000, $25,000 and $25,000 respectively.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

     There were no professional services rendered by Deloitte & Touche LLP to the Funds, the investment advisor, or to affiliated entities that provided services to the Funds during their most recent fiscal years ended, relating to financial information systems design and implementation.


ALL OTHER FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for other non-audit services provided to the Funds, the investment advisor and to affiliated entities that provided services to the Funds amounted to approximately approximately $7.7 million, of which approximately $1 million related to fees for alteration services such as comfort letters and consents related to SEC and other registration statements, agreed upon procedures and consultation on accounting standards and approximately $6.7 million related to fees for services such as tax and regulatory consultation, tax return preparation, compliance and improving business and operational processes.

     The Audit Committee of each of the Funds considered whether Deloitte & Touche LLP's provision of non-audit services is compatible with maintaining their independence.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any proposal, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders of each respective Fund must be received by no later than January 7, 2003 for each Fund for inclusion in the proxy statement for each respective Fund's next Annual Meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT HAS BEEN SENT PREVIOUSLY TO SHAREHOLDERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW, Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees or Officers of the Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.

                                          By Order of the Board of Trustees


                                                      BARRY FINK
                                                       Secretary

                                                                     APPENDIX A

                                 CHARTER OF THE
                                AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent" directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person" of the Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor. To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds' audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley High Income Advantage Trust III on June 19, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposal set forth in the Notice of Meeting dated May 8, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                  PLEASE MARK VOTES AS
                                                  IN THE EXAMPLE USING
                                                  BLACK OR BLUE INK     [X]

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                       FOR ALL
                                             FOR       WITHHOLD        EXCEPT

  Election of three (3) Trustees:            [ ]          [ ]            [ ]

  01. Edwin J. Garn,   02. Michael E. Nugent

  03. Philip J. Purcell

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Please make sure to sign and date this Proxy using black or blue ink.

Date
     -----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above



--------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES




                                MORGAN STANLEY
                        HIGH INCOME ADVANTAGE TRUST III

--------------------------------------------------------------------------------

                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY


1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM, ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------

 PRX 00096

            MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Municipal Income Opportunities Trust II on June 19, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 8, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                  PLEASE MARK VOTES AS
                                                  IN THE EXAMPLE USING
                                                  BLACK OR BLUE INK     [X]

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                       FOR ALL
                                             FOR       WITHHOLD        EXCEPT

  Election of three (3) Trustees:            [ ]          [ ]            [ ]

  01. Edwin J. Garn,  02. Michael E. Nugent,

  03. Philip J. Purcell

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Please make sure to sign and date this Proxy using black or blue ink.

Date
     -----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above



--------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES




                                MORGAN STANLEY
                    MUNICIPAL INCOME OPPORTUNITIES TRUST II

--------------------------------------------------------------------------------

                                   IMPORTANT


              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM, ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------

PRX 00128

            MORGAN STANLEY INSURED CALIFORNIA MUNICIPAL SECURITIES

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Insured California Municipal Securities on June 19, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 8, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                  PLEASE MARK VOTES AS
                                                  IN THE EXAMPLE USING
                                                  BLACK OR BLUE INK     [X]

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                       FOR ALL
                                             FOR       WITHHOLD        EXCEPT

  Election of three (3) Trustees:            [ ]          [ ]            [ ]

  01. Michael Bozic,  02. Charles A. Fiumefreddo,

  03. James F. Higgins

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Please make sure to sign and date this Proxy using black or blue ink.

Date
     -----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above



--------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES





                                MORGAN STANLEY
                    INSURED CALIFORNIA MUNICIPAL SECURITIES

--------------------------------------------------------------------------------

                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM, ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------


PRX 00039

                  MORGAN STANLEY INSURED MUNICIPAL SECURITIES

                                     PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Ronald E. Robison, Barry Fink, and Joseph J. McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of Morgan Stanley Insured Municipal Securities on June 19, 2002, at 9:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 8, 2002 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------

                                                  PLEASE MARK VOTES AS
                                                  IN THE EXAMPLE USING
                                                  BLACK OR BLUE INK     [X]

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-800-597-7836

TO VOTE A PROXY BY INTERNET, visit our Website: https://vote.proxy-direct.com

                                                                       FOR ALL
                                             FOR       WITHHOLD        EXCEPT

  Election of three (3) Trustees:            [ ]          [ ]            [ ]

  01. Michael Bozic,  02. Charles A. Fiumefreddo,

  03. James F. Higgins

  IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

Please make sure to sign and date this Proxy using black or blue ink.

Date
     -----------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Shareholder sign in the box above

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Co-Owner (if any) sign in the box above



--------------------------------------------------------------------------------

            PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES



                                MORGAN STANLEY
                          INSURED MUNICIPAL SECURITIES

--------------------------------------------------------------------------------

                                   IMPORTANT

              USE ONE OF THESE THREE EASY WAYS TO VOTE YOUR PROXY

1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

2.   BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO
     HTTPS://VOTE.PROXY-DIRECT.COM ON THE WEBSITE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-800-597-7836 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.

--------------------------------------------------------------------------------


PRX 00038